PARAMETRIC VOLATILITY RISK PREMIUM – DEFENSIVE FUND

Supplement to Prospectus dated June 1, 2020

1.	The following replaces the second paragraph under “Principal Investment Strategies ” in “Fund Summary”:

The Fund employs a top-down, disciplined and systematic investment process that seeks to take advantage of the volatility risk premium, i.e., the tendency for volatility priced into an option to be higher, on average, than the volatility actually experienced on the securities underlying the option. Actual, or realized, options volatility may be higher or lower than anticipated. The Fund will generally write short tenor call and put options, typically with initial maturity of six weeks or less, and that are “out of the money” at the time of the initiation. That is, the exercise price of the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. Put and call options will normally: be held until expiration when they will expire worthless; be settled by a cash payment from the Fund; or be closed through an offsetting position. The Fund’s expected performance is defensive when compared to a long only equity portfolio. The investment process is periodically re-evaluated and may be adjusted to ensure that the process is consistent with the Fund’s investment objective and strategies.

July 6, 2020	36010 7.6.20